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                     SUPPLEMENT DATED MARCH 10, 2000 TO THE

                         PROSPECTUS DATED JULY 29, 1999
                           VAN KAMPEN HIGH YIELD FUND
                                A SERIES OF THE
                                VAN KAMPEN TRUST

                       PROSPECTUS DATED JANUARY 28, 2000
                  VAN KAMPEN CALIFORNIA INSURED TAX FREE FUND
                VAN KAMPEN FLORIDA INSURED TAX FREE INCOME FUND
                    VAN KAMPEN INSURED TAX FREE INCOME FUND
               VAN KAMPEN INTERMEDIATE TERM MUNICIPAL INCOME FUND
                        VAN KAMPEN MUNICIPAL INCOME FUND
                    VAN KAMPEN NEW YORK TAX FREE INCOME FUND
                      VAN KAMPEN TAX FREE HIGH INCOME FUND
                              EACH A SERIES OF THE
                           VAN KAMPEN TAX FREE TRUST

                       PROSPECTUS DATED JANUARY 28, 2000
                  VAN KAMPEN PENNSYLVANIA TAX FREE INCOME FUND

     The first sentence of the fifth paragraph in the section of the prospectus entitled "PURCHASE OF SHARES--GENERAL" is hereby deleted and replaced with the following:

The net asset value per share for each class of shares of the Fund is determined once daily as of the close of trading on the New York Stock Exchange (the "Exchange")(currently 4:00 p.m., New York time) each day the Exchange is open for trading except on any day on which no purchase or redemption orders are received or there is not a sufficient degree of trading in the Fund's portfolio securities such that the Fund's net asset value per share might be materially affected.

                  RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE